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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: June 3, 2003
                        (Date of earliest event reported)


                         MEDICAL ACTION INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)


Delaware                                           0-13251                          11-2421849
(State or other jurisdiction              (Commission File Number)               (IRS Employer
of incorporation                                                        Identification Number)


800 Prime Place, Hauppauge, New York                                                     11788
(Address of principal executive offices)                                            (Zip Code)


Registrant's telephone number including
area code                                                                       (631) 231-4600







          (Former name or former address, if changed since last report)


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Item 5. Other Events and Required FD Disclosure

     On June 3, 2003, the Registrant and Paul D. Meringolo entered into an agreement modifying Mr. Meringolo's Employment Agreement dated February 1, 1993, as modified. The Modification Agreement extended the term of Mr. Meringolo's Employment Agreement to and including March 31, 2008.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

          (10) Modification Agreement dated June 3, 2003 between the Registrant and Paul D. Meringolo

          (20) Press Release Dated June 3, 2003.

Item 9. Results of Operations and Financial Condition.

     On June 3, 2003, Registrant issued a press release disclosing information regarding the Registrant's Results of Operations for the three months and year ended March 31, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           MEDICAL ACTION INDUSTRIES INC.



                           By: /s/ Richard G. Satin
                               --------------------------
                               Richard G. Satin,
                               Vice President of Operations and General Counsel (Principal Accounting Officer)


Dated: June 3, 2003

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